Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

16. Subsequent Events

On February 3, 2014, we effected a 32,304 for one stock split. This stock split has been retroactively applied to the Successor’s financial statements for the period July 26, 2013 to December 31, 2013.

On February 5, 2014, the Company completed its initial public offering of 11,765,000 shares at $14.00 per share and began trading on the New York Stock Exchange under the symbol CBPX. Net proceeds after underwriting discounts and commissions were approximately $154 million. Net proceeds were used to pay a $2 million one-time payment to Lone Star in consideration for the termination of our asset advisory agreement with affiliates of Lone Star as further described in Note 11 under “Related Party Transactions”. The remaining net proceeds and available cash on hand were used to fully repay the $155 million Second Lien Term Loan along with a prepayment premium of $3.1 million.

In conjunction with this offering, we granted approximately 142,000 stock options and 75,000 restricted shares to employees at the initial offering price of $14.00 per share.

On March 13, 2014, Lafarge assigned its interest in the Seven Hills joint venture and the joint venture agreement and the other operative agreements to the Company under the same terms and conditions as existed prior to the Acquisition. We currently purchase substantially all of our paperboard liner from the Seven Hills joint venture.